Exhibit 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Daily Journal Corporation (the "Company") for the period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Myhill-Jones, Chief Executive Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven Myhill-Jones

____________________________________________

Steven Myhill-Jones
Chief Executive Officer

Chairman of the Board

August 14, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Daily Journal Corporation (the "Company") for the period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tu To, Chief Financial Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tu To

____________________________________________

Tu To
Chief Financial Officer

August 14, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, and is not being filed as part of the Report or as a separate disclosure document.